UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2007

Acorda Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15 Skyline Drive, Hawthorne, NY		10532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (914) 347-4300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 7, 2007, Acorda Therapeutics, Inc. (the “Registrant”) entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), and certain affiliate stockholders named therein, relating to the issuance and sale by the Registrant of 3,626,960 shares of its common stock and the sale by such affiliate stockholders of 123,040 shares of common stock.  The Registrant also has granted the Underwriters a 30-day option to purchase up to an additional 562,500 shares of common stock.

The offering is being made pursuant to the Registrant’s shelf registration statement on Form S-3 (Registration No. 333-143348) filed with the Securities and Exchange Commission (the “Commission”) on May 30, 2007, including a related prospectus and prospectus supplement that the Registrant filed with the Commission on June 8, 2007.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K, and incorporated herein by reference.  A copy of the opinion of Covington & Burling LLP relating to the validity of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 to this Form 8-K, and incorporated herein by reference.

Item 8.01. Other Events.

The Registrant’s press release announcing the pricing of the offering pursuant to the Underwritng Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

1.1

Underwriting Agreement, dated June 7, 2007, among Acorda Therapeutics, Inc., and Banc of America Securities LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein, and certain selling stockholders named therein.

5.1	Opinion of Covington & Burling LLP
23.1	Consent of Covington & Burling LLP (included in Exhibit 5.1)
99.1	Press Release dated June 8, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

June 8, 2007	By:	/s/ David Lawrence
Name: David Lawrence, M.B.A.
Title: Chief Financial Officer

 Exhibit Index

Exhibit No.	Description

1.1

Underwriting Agreement, dated June 7, 2007, between Acorda Therapeutics, Inc., and Banc of America Securities LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein, and certain selling stockholders named therein.

5.1	Opinion of Covington & Burling LLP
23.1	Consent of Covington & Burling LLP (included in exhibit 5.1)
99.1	Press Release dated June 8, 2007